UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022 (February 25, 2022)

ProShares Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-34200	87-6284802
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Michael L. Sapir

c/o ProShare Capital Management LLC

7272 Wisconsin Avenue

21st Floor

Bethesda, Maryland 20814

(240) 497-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael M. Philipp

c/o Morgan Lewis & Bockius LLP

77 West Wacker Drive

Chicago, Illinois 60601

and

Richard F. Morris

c/o ProShare Capital Management LLC

7272 Wisconsin Avenue

21st Floor

Bethesda, Maryland 20814

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ProShares VIX Mid-Term Futures ETF	(VIXM)	Cboe BZX Exchange, Inc.
ProShares Ultra Bloomberg Natural Gas	(BOIL)	NYSE Arca, Inc.
ProShares UltraShort Bloomberg Natural Gas	(KOLD)	NYSE Arca, Inc.
ProShares UltraShort Silver	(ZSL)	NYSE Arca, Inc.
ProShares UltraShort Gold	(GLL)	NYSE Arca, Inc.
ProShares UltraShort Australian Dollar	(CROC)	NYSE Arca, Inc.
ProShares Ultra Euro	(ULE)	NYSE Arca, Inc.
ProShares Short Euro	(EUFX)	NYSE Arca, Inc.
ProShares UltraShort Euro	(EUO)	NYSE Arca, Inc.
ProShares Ultra Yen	(YCL)	NYSE Arca, Inc.
ProShares UltraShort Yen	(YCS)	NYSE Arca, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region, the markets for gold, silver, oil, natural gas, and currencies and the price of Financial Instruments based on such commodities and currencies, and other markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of the Financial Instruments in which each Fund invests may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have significant impact on a Fund’s performance, and the value of an investment in the Fund may decline significantly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2022

ProShares Trust II

By:	/s/ Todd B. Johnson
Todd B. Johnson
Principal Executive Officer